SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Research and Development Expenses) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule Of Financial Expenses Net [Abstract]
Subcontractors and consultants	$ 388	$ 793	$ 1,001
Payroll and related expenses	545	543	699
Share-based compensation expense	16	80	73
Clinical trials expenses	163	10,289	4,262
Other expenses	24	0	0
Total research and development expenses	$ 1,136	$ 11,705	$ 6,035